UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2023

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EBET, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	001-40334	85-3201309
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3960 Howard Hughes Parkway, Las Vegas, NV 89169

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 411-2726

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	EBET	The NASDAQ Stock Market LLC

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 29, 2021, EBET, Inc. (the “Company”) entered a credit agreement (the “Credit Agreement”) with CP BF Lending, LLC (“Lender”), pursuant to which the Lender agreed to make a single loan to the Company of $30,000,000 (the “Loan”). The Loan required the Company to maintain certain minimum liquidity and other financial and other covenants. On May 26, 2023, the Lender provided the Company with a limited waiver of these covenants until June 9, 2023. The Company does not expect to satisfy certain of these covenants prior to June 9, 2023 and is currently in discussions with the Lender on modifying the financial covenants, although there is no assurance that the Company will be successful in making such modifications to the Loan.

Item 8.01	Other Events.

After a prior adjournment, the Company reconvened its Annual Meeting of Stockholders (the “Annual Meeting”) virtually, via the Internet at https://www.cstproxy.com/ebet/2023, on May 8, 2023. After counting the number of shares present in person and by proxy, the Company’s Chief Financial Officer, Matthew Lourie, who acted as Secretary of the Annual Meeting, determined that a quorum for the transaction of business at the Annual Meeting was not present and the Annual Meeting was again adjourned until May 26, 2023, at 2:00 p.m. Eastern Time. The Annual Meeting was originally scheduled be to be held at noon Eastern Time on April 27, 2023.

On May 26, 2023, the Company reconvened the Annual Meeting at 2:00 p.m. Eastern Time. After counting the number of shares present in person and by proxy, Mr. Lourie, the Secretary of the Annual Meeting, determined that a quorum for the transaction of business at the reconvened Annual Meeting was not present and the Annual Meeting was once again adjourned. Under Section 2.08 of the Company’s Amended and Restated Bylaws and pursuant to Nevada Revised Statutes 78.370(7), a vote of shares present was held to adjourn the Annual Meeting to July 26, 2023, at 2:00 p.m. Eastern Time. The proposal was passed with proxy shares being voted by their representatives pursuant to discretionary voting power granted under the proxy. Pursuant to Section 2.06 of the Company’s Amended and Restated Bylaws, the Board of Directors of the Company fixed the close of business on June 2, 2023, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting to be reconvened on July 26, 2023.

Therefore, the Annual Meeting of the Stockholders has been adjourned until July 26, 2023, at 2:00 p.m. Eastern Time, at the same virtual location via the Internet, https://www.cstproxy.com/ebet/2023. Stockholders of record as of the close of business on June 2, 2023, will be entitled to notice of, and to vote at, the reconvened Annual Meeting. All business to be transacted at the Annual Meeting remains the same.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBET, INC.

Date: May 31, 2023
By: /s/ Matthew Lourie
Matthew Lourie
Chief Financial Officer

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